UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2010

FIRST STATE BANCORPORATION

(Exact Name of Registrant as Specified in Charter)

New Mexico	001-12487	85-0366665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Jefferson NE

Albuquerque, New Mexico 87109

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) (505) 241-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 26, 2010, the Registrant issued a news release announcing its first quarter 2010 financial results. A copy of the release was furnished as Exhibit 99.1 to a report on Form 8-K filed by the Registrant on April 27, 2010. The report on Form 8-K/A amends the report on Form 8-K filed by the Registrant on April 27, 2010 to restate in its entirety the news release furnished as Exhibit 99.1 thereto.

The information furnished in Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
Exhibit 99.1	First State Bancorporation news release dated May 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST STATE BANCORPORATION
Date: May 17, 2010

	By:	/S/ CHRISTOPHER C. SPENCER
Christopher C. Spencer
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	First State Bancorporation news release dated May 17, 2010